ACE HARDWARE CORPORATION:  POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each of the undersigned directors of ACE HARDWARE CORPORATION, a Delaware corporation, hereby constitutes and appoints DAVID F. HODNIK and RITA D. KAHLE, and each of them, his true and lawful attorneys-in-fact and agents, each with full power to act without the other, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K, and any and all amendments thereto, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys and agents, or either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has set his or her hand and seal as of this 22nd day of March, 2001.

       JENNIFER C.  ANDERSON                 D. WILLIAM HAGAN
       ---------------------                 ----------------
       Jennifer C.  Anderson                 D. William Hagan


       RICHARD F. BAALMANN, JR.              RICHARD A. KARP
       ------------------------              ---------------
       Richard F. Baalmann, Jr.              Richard A. Karp


       ERIC R. BIBENS II                     HOWARD J. JUNG
       -----------------                     --------------
       Eric R. Bibens II                     Howard J. Jung


       LAWRENCE R. BOWMAN                    MARIO R. NATHUSIAS
       ------------------                    ------------------
       Lawrence R. Bowman                    Mario R. Nathusius


       JAMES T. GLENN                        RICHARD W. STINE
       --------------                        ----------------
       James T. Glenn                        Richard W. Stine

       DANIEL L. GUST
       --------------
       Daniel L. Gust